EXHIBIT 23.02:  Consent Letter from HJ & Associates, Independent
Auditors




       CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


U.S. Securities and Exchange Commission
450 5th Street, N.W.
Washington, D.C.  20549

Re:  Consent to be named in the Form SB2/A Registration Statement
     OF Cryocon, Inc., A Colorado Corporation ("The Registrant"),
     To be filed on or about July 18, 2001

Ladies and Gentlemen:

We hereby consent to the use of our name as experts in such Registration Statement.

Yours Very Sincerely,

     /s/
HJ & Associates, LLC

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